Exhibit 99.1

Elanco and Ginkgo Bioworks Launch BiomEdit, a New
Animal Health Company Leveraging Microbiome
Technology

BiomEdit intends to discover and develop animal health products that leverage microbiome science to improve animal health, animal protein production, and livestock disease monitoring

GREENFIELD, IN and BOSTON, MA (April 11, 2022) – Elanco Animal Health Incorporated (NYSE: ELAN), a leading global animal health company, and Ginkgo Bioworks (NYSE: DNA), the leading horizontal platform for cell programming, today announced the launch of BiomEdit, a microbiome innovation company that is expected to discover, develop and introduce novel probiotics, bioactive molecules, engineered microbial medicines and microbial monitoring services for animal health.

Microbiome science is a rapidly growing field creating breakthroughs in animal health based on the microbial communities in animals and the surrounding environment. BiomEdit intends to discover, develop and introduce differentiated products that address some of the greatest needs for innovation in animal health, including medicated feed ingredients, nutritional health and therapeutics for livestock and pet species, as well as biosecurity technology for animal disease monitoring.

In October 2021, Elanco announced its intention to carve out its microbiome platform and pipeline under the leadership of Aaron Schacht, BiomEdit CEO and former Elanco executive vice president of Innovation, Regulatory and Business Development, to concentrate and focus more resources on its high value late-stage Pet Health pipeline. BiomEdit is the result of this separation, and was developed with Ferment Co., the company creation studio that helps ideate and launch new companies across a variety of end-markets that use cell programming to support human and environmental health and well-being.

Elanco will contribute intellectual property and a pipeline of ongoing programs to BiomEdit, which will be staffed with members of the former Elanco microbiome R&D team. The team brings the expertise and experience needed to build on the foundation of microbiome work started at Elanco. By leveraging foundational programs from Elanco, intellectual property from both Elanco and Ginkgo, and an experienced team, BiomEdit should be well positioned as a stand-alone company to develop and launch innovative products to address unmet needs in animal health.

"Livestock producers and veterinarians are calling for new products that address antibiotic resistance and improve livestock sustainability," said Mr. Schacht. "Coupling the platform, pipeline and deep expertise of the former Elanco microbiome team with Ginkgo’s unique screening and strain engineering capabilities will accelerate and amplify our ability to advance novel animal microbiome inspired products for animal health."

"Elanco is excited to continue its participation in the microbiome by partnering with Ginkgo, Viking Global Investors and Anterra Capital to create the next-generation animal health innovation player,” said Jeff Simmons, president and CEO of Elanco Animal Health. “We wish Aaron and his team the best as they build out this novel innovation platform to address unmet needs in animal health, such as alternatives to antibiotics."

Ginkgo has significant expertise in the discovery, design and monitoring of microbes at scale for a wide array of functions. BiomEdit plans to leverage Ginkgo's state-of-the-art cell programming platform to improve the design and development of probiotics, bioactives, engineered microbial medicines, and microbial monitoring services. BiomEdit joins other Ginkgo Bioworks platform ventures such as Joyn Bio, Motif FoodWorks, Allonnia, Arcaea, Verb Biotics and Ayana Bio.

"We are always on the lookout for opportunities to accelerate our partners’ abilities to address massive challenges, such as antibiotic resistance in livestock," said Jason Kelly, CEO of Ginkgo. "Together, we see Ginkgo and BiomEdit addressing significant opportunities in the animal health industry with new breakthroughs based on microbiome science. We deeply depend on the health of animals in our ecosystem and supply chains; the potential applications for our cell programming platform in this area are far reaching."

In addition to the assets and intellectual property contributed by Elanco and Ginkgo, BiomEdit is launching with a targeted Series A funding raise of $40 million, with participation by Viking Global Investors and Anterra Capital. In exchange for their respective asset and intellectual property contributions, Elanco and Ginkgo are expected to retain approximately 40% combined proportional ownership of BiomEdit, on a fully-diluted basis, upon the completion of the Series A financing. Elanco’s ownership will be in non-voting shares.

J.P. Morgan Securities LLC acted on behalf of Elanco as sole placement agent on the financing.

About BiomEdit

BiomEdit is a microbiome innovation company that discovers, designs and develops novel probiotics, microbiome derived bioactives and engineered microbial medicines to address unmet needs in animal health. We partner with Ginkgo Bioworks to amplify and accelerate product discovery and development with a goal of introducing breakthrough innovation for livestock producers and veterinarians.

About Elanco

Elanco Animal Health Incorporated (NYSE: ELAN) is a global leader in animal health dedicated to innovating and delivering products and services to prevent and treat disease in farm animals and pets, creating value for farmers, pet owners, veterinarians, stakeholders, and society as a whole. With nearly 70 years of animal health heritage, we are committed to helping our customers improve the health of animals in their care, while also making a meaningful impact on our local and global communities. At Elanco, we are driven by our vision of Food and Companionship Enriching Life and our Elanco Healthy Purpose™ Sustainability/ESG Pledges –all to advance the health of animals, people, and the planet. Learn more at elanco.com.

About Ginkgo Bioworks

Ginkgo is building a platform to enable customers to program cells as easily as we can program computers. The company's platform is enabling biotechnology applications across diverse markets, from food and agriculture to industrial chemicals to pharmaceuticals. Ginkgo has also actively supported a number of COVID-19 response efforts, including K-12 pooled testing, vaccine manufacturing optimization and therapeutics discovery. For more information, visit www.ginkgobioworks.com.

About FermentCo

The Ferment Co is a company creation studio for the next wave of synthetic biology product companies. The Ferment Co is powered by Ginkgo Bioworks, the world’s most advanced platform for cell programming. Learn more at www.Ferment.co.

Forward-Looking Statements of Ginkgo Bioworks

This press release contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the potential success of the partnership and Ginkgo's cell programming platform. These forward-looking statements generally are identified by the words "believe," "can," "project," "potential," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the effect of Ginkgo's business combination with Soaring Eagle Acquisition Corp. ("Soaring Eagle") on Ginkgo's business relationships, performance, and business generally, (ii) risks that the business combination disrupts current plans of Ginkgo and potential difficulties in Ginkgo's employee retention, (iii) the outcome of any legal proceedings that may be instituted against Ginkgo related to its business combination with Soaring Eagle, (iv) volatility in the price of Ginkgo's securities now that it is a public company due to a variety of factors, including changes in the competitive and highly regulated industries in which Ginkgo operates and plans to operate, variations in performance across competitors, changes in laws and regulations affecting Ginkgo's business and changes in the combined capital structure, (v) the ability to implement business plans, forecasts, and other expectations after the completion of the business combination, and identify and realize additional opportunities, (vi) the risk of downturns in demand for products using synthetic biology, (vii) the unpredictability of the duration of the COVID-19 pandemic and the demand for COVID-19 testing and the commercial viability of our COVID-19 testing business, and (viii) changes to the biosecurity industry, including due to advancements in technology, emerging competition and evolution in industry demands, standards and regulations. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Ginkgo's annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (the "SEC") on March 29, 2022 and other documents filed by Ginkgo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ginkgo assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Ginkgo does not give any assurance that it will achieve its expectations.

Forward-Looking Statements of Elanco

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (Exchange Act). Forward-looking statements are based on Elanco’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, Elanco’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national, or global political, economic, business, competitive, market, and regulatory conditions, including but not limited to the impact of disruptive innovations and advances in veterinary medical practices, animal health technologies and alternatives to animal-derived protein; whether the operational and strategic benefits of the transaction described herein can be achieved; and whether the uncertainty of announcing the separation initiative will have adverse impacts on the employees, customers and suppliers related to Elanco’s microbiome platform or its business generally. For additional information about the factors that could cause actual results to differ materially from forward-looking statements, please see Elanco’s latest Form 10-K and subsequent Form 10-Qs filed with the Securities and Exchange Commission. Although Elanco has attempted to identify important risk factors, there may be other risk factors not presently known to Elanco or that it presently believes are not material that could cause actual results and developments to differ materially from those made in or suggested by the forward-looking statements contained in this press release. If any of these risks materialize, or if any of the above assumptions underlying forward-looking statements prove incorrect, actual results and developments may differ materially from those made in or suggested by the forward-looking statements contained in this press release. Elanco cautions you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Any forward-looking statement made by Elanco in this press release speaks only as of the date thereof. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. Elanco undertakes no obligation to publicly update or to revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

GINKGO BIOWORKS INVESTOR CONTACT:

investors@ginkgobioworks.com

GINKGO BIOWORKS MEDIA CONTACT:

press@ginkgobioworks.com

ELANCO INVESTOR CONTACT

Katy Grissom

+1.317.273.9248

kathryn.grissom@elancoah.com

ELANCO MEDIA CONTACT

Colleen Parr Dekker

+1.317.989.7011

colleen.dekker@elancoah.com